Deal Summary Report

CSFB05-5G8BBG

				Assumptions			Collateral
Settlement	31-May-05	Prepay		300 PSA	Balance	WAC	WAM	Age	WAL	Dur
1st Pay Date	25-Jun-05	Default		0 CDR	$72,164,948.00	5.48	344	16	4.8	3.83
		Recovery	0	months
		Severity		0%

Tranche	Balance	Coupon	Principal	Avg	Dur	Yield	Spread	Bench	Price	$@1bp	Accrued	NetNet	Dated	Notes
Name			Window	Life			bp		%		Int(M)	(MM)	Date
8N1	10,500,000.00	5	06/10 - 01/34	10.95	7.94	5.382	120	Nearest	97-01.76	8127.32	43.75	10.235	1-May-05	FIX
8S1	15,680,000.00	5	05/08 - 12/11	4.8	4.16	4.869	100	Interp	100-13.34	6574.4	65.33	15.811	1-May-05	FIX
8S2	36,586,000.00	5	06/05 - 05/09	1.74	1.61	4.977	140	Interp	99-24.78	5892.92	152.44	36.656	1-May-05	FIX
8L1	7,234,000.00	5	12/11 - 01/34	9.77	7.26	5.652	147	Interp	95-11.44	5033.27	30.14	6.928	1-May-05	FIX
8B1	2,164,948.00	5	06/05 - 01/34	10.09	7.42	5.14	95	Interp	99-00.00	1597.98	9.02	2.152	1-May-05	FIX

Treasury Swaps
Mat 6MO 2YR 3YR 5YR 10YR 30YR 6MO 2YR 3YR 5YR 10YR 30YR
Yld 3.172 3.650 3.750 3.878 4.182 4.527 3.475 4.030 4.166 4.342 4.641 4.986

CSFB05-5G8BBG - Dec - 8S1

Date	1	2	3	4	5
31-May-05	100	100	100	100	100
25-May-06	100	100	100	100	100
25-May-07	100	100	100	100	100
25-May-08	99	99	99	82	40
25-May-09	92	81	79	29	0
25-May-10	83	64	39	0	0
25-May-11	75	47	12	0	0
25-May-12	67	30	0	0	0
25-May-13	58	12	0	0	0
25-May-14	49	0	0	0	0
25-May-15	40	0	0	0	0
25-May-16	31	0	0	0	0
25-May-17	21	0	0	0	0
25-May-18	10	0	0	0	0
25-May-19	0	0	0	0	0

WAL	8.79	5.85	4.8	3.64	2.91
Principal Window	May08-May19	May08-Mar14	May08-Dec11	Feb08-Feb10	Aug07-Feb09

Prepay	0 PSA	100 PSA	300 PSA	400 PSA	500 PSA

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB05-5G8BBG - Dec - 8S2

Date	1	2	3	4	5
31-May-05	100	100	100	100	100
25-May-06	97	88	71	62	53
25-May-07	94	75	39	22	7
25-May-08	91	62	13	0	0
25-May-09	91	58	0	0	0
25-May-10	91	54	0	0	0
25-May-11	91	51	0	0	0
25-May-12	91	49	0	0	0
25-May-13	91	49	0	0	0
25-May-14	91	48	0	0	0
25-May-15	91	42	0	0	0
25-May-16	91	36	0	0	0
25-May-17	91	31	0	0	0
25-May-18	91	26	0	0	0
25-May-19	91	22	0	0	0
25-May-20	86	17	0	0	0
25-May-21	80	13	0	0	0
25-May-22	75	10	0	0	0
25-May-23	69	6	0	0	0
25-May-24	63	3	0	0	0
25-May-25	56	0	0	0	0
25-May-26	49	0	0	0	0
25-May-27	41	0	0	0	0
25-May-28	34	0	0	0	0
25-May-29	25	0	0	0	0
25-May-30	17	0	0	0	0
25-May-31	7	0	0	0	0
25-May-32	0	0	0	0	0

WAL	19.39	7.92	1.74	1.34	1.1
Principal Window	Jun05-Mar32	Jun05-May25	Jun05-May09	Jun05-Feb08	Jun05-Aug07

Prepay	0 PSA	100 PSA	300 PSA	400 PSA	500 PSA

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB05-5G8BBG - Dec - 8L1

Date	1	2	3	4	5
31-May-05	100	100	100	100	100
25-May-06	100	100	100	100	100
25-May-07	100	100	100	100	100
25-May-08	100	100	100	100	100
25-May-09	100	100	100	100	75
25-May-10	100	100	100	78	0
25-May-11	100	100	100	29	0
25-May-12	100	100	83	0	0
25-May-13	100	100	55	0	0
25-May-14	100	100	39	0	0
25-May-15	100	100	31	0	0
25-May-16	100	100	25	0	0
25-May-17	100	100	20	0	0
25-May-18	100	100	16	0	0
25-May-19	100	100	12	0	0
25-May-20	100	100	10	0	0
25-May-21	100	100	7	0	0
25-May-22	100	100	6	0	0
25-May-23	100	100	4	0	0
25-May-24	100	100	3	0	0
25-May-25	100	99	3	0	0
25-May-26	100	84	2	0	0
25-May-27	100	71	1	0	0
25-May-28	100	58	1	0	0
25-May-29	100	46	1	0	0
25-May-30	100	35	*	0	0
25-May-31	100	25	*	0	0
25-May-32	88	15	*	0	0
25-May-33	36	6	*	0	0
25-May-34	0	0	0	0	0

WAL	27.76	23.89	9.77	5.64	4.34
Principal Window	Mar32-Jan34	May25-Jan34	Dec11-Jan34	Feb10-May12	Feb09-May10

Prepay	0 PSA	100 PSA	300 PSA	400 PSA	500 PSA

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB05-5G8BBG - Dec - 8N1

Date	1	2	3	4	5
31-May-05	100	100	100	100	100
25-May-06	100	100	100	100	100
25-May-07	100	100	100	100	100
25-May-08	100	100	100	100	100
25-May-09	100	100	100	100	100
25-May-10	100	100	100	100	98
25-May-11	99	98	94	92	64
25-May-12	98	94	86	80	41
25-May-13	97	89	75	58	26
25-May-14	95	83	63	43	17
25-May-15	92	76	50	31	12
25-May-16	89	69	40	23	8
25-May-17	86	63	31	17	5
25-May-18	83	57	25	12	4
25-May-19	79	51	19	9	2
25-May-20	76	46	15	7	2
25-May-21	72	41	12	5	1
25-May-22	68	36	9	3	1
25-May-23	64	32	7	2	*
25-May-24	59	28	5	2	*
25-May-25	54	24	4	1	*
25-May-26	49	21	3	1	*
25-May-27	44	17	2	1	*
25-May-28	38	14	2	*	*
25-May-29	32	11	1	*	*
25-May-30	26	9	1	*	*
25-May-31	20	6	*	*	*
25-May-32	13	4	*	*	*
25-May-33	5	1	*	*	*
25-May-34	0	0	0	0	0

WAL	19.92	15.23	10.95	9.39	7.33
Principal Window	Jun10-Jan34	Jun10-Jan34	Jun10-Jan34	Jun10-Jan34	May10-Jan34

Prepay	0 PSA	100 PSA	300 PSA	400 PSA	500 PSA

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB05-5G8BBG - Dec - 8B1

Date	1	2	3	4	5
31-May-05	100	100	100	100	100
25-May-06	99	99	99	99	99
25-May-07	97	97	97	97	97
25-May-08	95	95	95	95	95
25-May-09	94	94	94	94	94
25-May-10	92	92	92	92	92
25-May-11	90	88	85	83	81
25-May-12	88	84	76	72	68
25-May-13	86	79	66	60	54
25-May-14	83	73	55	47	40
25-May-15	81	67	44	35	27
25-May-16	78	61	35	25	18
25-May-17	76	55	28	19	12
25-May-18	73	50	22	14	8
25-May-19	70	45	17	10	6
25-May-20	67	40	13	7	4
25-May-21	63	36	10	5	2
25-May-22	60	32	8	4	2
25-May-23	56	28	6	3	1
25-May-24	52	25	5	2	1
25-May-25	48	21	4	1	*
25-May-26	43	18	3	1	*
25-May-27	39	15	2	1	*
25-May-28	34	12	1	*	*
25-May-29	28	10	1	*	*
25-May-30	23	7	1	*	*
25-May-31	17	5	*	*	*
25-May-32	11	3	*	*	*
25-May-33	5	1	*	*	*
25-May-34	0	0	0	0	0

WAL	17.96	13.84	10.09	9.16	8.51
Principal Window	Jun05-Jan34	Jun05-Jan34	Jun05-Jan34	Jun05-Jan34	Jun05-Jan34

Prepay	0 PSA	100 PSA	300 PSA	400 PSA	500 PSA

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB05-5G8BBG - Dec - COLLAT

Date	1	2	3	4	5
31-May-05	100	100	100	100	100
25-May-06	99	94	85	81	76
25-May-07	97	87	69	60	53
25-May-08	95	80	55	45	36
25-May-09	94	74	45	34	25
25-May-10	92	68	36	25	17
25-May-11	90	63	29	19	12
25-May-12	88	58	23	14	8
25-May-13	86	53	18	10	5
25-May-14	83	48	15	8	4
25-May-15	81	44	12	6	3
25-May-16	78	40	9	4	2
25-May-17	76	37	7	3	1
25-May-18	73	33	6	2	1
25-May-19	70	30	5	2	1
25-May-20	67	27	4	1	*
25-May-21	63	24	3	1	*
25-May-22	60	21	2	1	*
25-May-23	56	19	2	*	*
25-May-24	52	16	1	*	*
25-May-25	48	14	1	*	*
25-May-26	43	12	1	*	*
25-May-27	39	10	1	*	*
25-May-28	34	8	*	*	*
25-May-29	28	7	*	*	*
25-May-30	23	5	*	*	*
25-May-31	17	3	*	*	*
25-May-32	11	2	*	*	*
25-May-33	5	1	*	*	*
25-May-34	0	0	0	0	0

WAL	17.96	10.31	4.8	3.68	2.95
Principal Window	Jun05-Jan34	Jun05-Jan34	Jun05-Jan34	Jun05-Jan34	Jun05-Jan34

Prepay	0 PSA	100 PSA	300 PSA	400 PSA	500 PSA

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.